EXHIBIT 10.1

[***] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and is the type that the Company treats as private or confidential.

SECOND AMENDMENT TO THE FIRST AMENDED AND RESTATED PROGRAM AGREEMENT

    THIS SECOND AMENDMENT TO THE FIRST AMENDED AND RESTATED PROGRAM AGREEMENT (the “Second Amendment”) is made to be effective as of August 28, 2024 (the “Effective Date”), by and among Coastal Community Bank, a Washington chartered bank (“Coastal”), and Prosper Marketplace, Inc., a Delaware corporation (“Prosper”). Each of Coastal and Prosper shall also be referenced as a “Party” and collectively as the “Parties.”

RECITALS

    A.     WHEREAS, Coastal and Prosper entered into that First Amended and Restated Program Agreement, dated August 16, 2023, as may be amended or restated from time to time, (the “Program Agreement”), pursuant to which Prosper offers certain branded services to Customers on behalf of Coastal in connection with the marketing and servicing of certain credit card accounts; and

B.    WHEREAS, the Parties now desire to update and amend certain terms of the Program Agreement, pursuant to the terms and conditions herein.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.All Capitalized terms in this Second Amendment, which are not otherwise defined herein, shall have the meaning given in the Program Agreement.

2.Amendment to Section 7.3(a). Section 7.3(a) of the Program Agreement is hereby deleted and replaced with the following:

“(a)    Coastal Balance Sheet. Coastal shall maintain at least $200,000,000 and up to $350,000,000 (the “Maximum Balance Amount”) of outstanding Retained Principal Receivables on Coastal’s balance sheet. In the event the outstanding balance of such Receivables meets a threshold amount to be mutually agreed upon by the Parties, but no less than [***], the Parties shall meet and cooperate in good faith to ensure that (i) Coastal will not hold more than the Maximum Balance Amount of outstanding Retained Principal Receivables on its balance sheet and (ii) the Program will not be adversely
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impacted or restricted. Notwithstanding, in the event the total outstanding balances of Retained Principal Receivables exceeds the Maximum Balance Amount, [***]; provided that such purchase shall be governed by Schedule 7.3 and the Receivables Sale Agreement. Notwithstanding the foregoing, Coastal and Prosper agree that for the period from the Effective Date of the Second Amendment through November 1, 2024, the Maximum Balance Amount shall be temporarily increased to $375,000,000.”

3.Amendment to Section 7.4(b). Section 7.4(b) of the Program Agreement is hereby deleted and replaced with the following:

“(b)    Reserved.”

4.Amendment to Schedule 6.2(5)(b). Section 5(b) of Schedule 6.2 is hereby deleted and replaced with the following:

“[***].”

5.Amendment to Schedule 7.3(3). Section 3 of Schedule 7.3 is hereby deleted and replaced with the following:

    “[***].”

6.Additional Cash Reserve. Prosper and Coastal agree that as partial consideration for the temporary increase in the Maximum Balance Amount from $350,000,000 to $375,000,000, Prosper’s obligations to fund the Reserve Account for outstanding Retained Principal Receivables in excess of $[***] on the Coastal balance sheet (the “Temporary Upsize Receivables”) shall increase from [***] of such Temporary Upsize Receivables to [***] of such Temporary Upsize Receivables. This additional funding obligation shall expire on the latest of (i) November 1, 2024, (ii) the date the Maximum Balance Amount is decreased from $375,000,000 to $350,000,000, or (iii) the first date after November 1, 2024, on which the outstanding Retained Principal Receivables are not in excess of $350,000,000.

7.Modifications. Any alteration, change, or modification of or to the Program Agreement, as amended by this Second Amendment, in order to become effective, shall be made by written instrument or endorsement thereon and in each such instance executed on behalf of each party hereto.

8.Counterparts. This Second Amendment and any documents required to be executed by the parties hereunder may be executed in several counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument as though all signatures appeared on one document.

9.Remaining Provisions. To the extent that this Second Amendment modifies or is inconsistent or conflicts with the Program Agreement, the terms of this Second Amendment shall
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control. All other provisions of the Program Agreement, as amended, shall remain in full force and effect.

10.No Release of Covenants. Nothing in this Second Amendment shall be interpreted to release either Party of its rights or obligations under the Program Agreement.

[Signature Page to Follow]
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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Amended and Restated Program Agreement to be effective on the Effective Date written above.

COASTAL COMMUNITY BANK

/s/ Michael Culp

By: Michael Culp
Its: Chief Revenue Officer

PROSPER MARKETPLACE, INC.

/s/ Usama Ashraf

By: Usama Ashraf
Its: Chief Financial Officer and President

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